SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
 --------------------------------------------------------------

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 18, 1998

Rexhall Industries, Inc.
(Exact name of registrant as specified in charter)

California        0-10067        95-4135907
(State or other (Commission   (IRS Employer
jurisdiction of File Number)Identification No.)
incorporation)

46147 7th Street West, Lancaster California             93534
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:
(805) 726-0565
__________________________________________________
(Former name or former address, if changed since last report.)

Item 1.     Changes in Control of Registrant.

       Not applicable.

Item 2.     Acquisition or Disposition of Assets.

       Not applicable.

Item 3.     Bankruptcy or Receivership.

       Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

       The Board of Directors of the company, with the approval of the audit committee, has engaged the accounting firm of KMPG Peat Marwick LLP as its independent auditors, replacing Deloitte &
       Touche LLP which were dismissed, both as of December 10, 1997. This decision to replace the accounting firm of Deloitte & Touche LLP was not based upon any adverse reporting or other event described in Regulation 304(1)(a) but is simply a business decision for Rexhall Industries. The audit reports for the last two fiscal years were accompanied by unqualified opinions by Deloitte &
       Touche.

Item 5.     Other Events.

       Not applicable.

Item 6.     Resignations of Registrant's Directors.

       Not applicable.

Item 7.     Financial Statements, Pro Forma Financial
       Information and Exhibits.

       Not applicable.

EXHIBITS

Exhibit 16.  Letter regarding change in certifying accountant.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
    Rexhall Industries, Inc.
     (Registrant)

Date: February 18, 1998    By:___________________________

EXHIBIT 16

February 23, 1998


Securities and Exchange Commission
MailStop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form
8-K/A of Rexhall Industries, Inc. dated February 18, 1998.

Yours truly,

Deloitte & Touche, LLP